Exhibit 99.1

EMCORE Reports Fiscal 2020 Third Quarter Results

ALHAMBRA, CA, August 5, 2020 – EMCORE Corporation (Nasdaq: EMKR), a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets, today announced results for the fiscal 2020 third quarter ended June 30, 2020 (3Q20). Management will host a conference call to discuss financial and business results tomorrow, Thursday, August 6, 2020, at 8:00 AM Eastern Time.

Consolidated revenue for 3Q20 was $27.3 million, comprised of $14.0 million from the Aerospace & Defense segment and $13.3 million from the Broadband segment. Net loss on a GAAP and non-GAAP basis was $1.3 million and $0.7 million, respectively, in 3Q20 compared with a net loss on a GAAP and non-GAAP basis of $5.1 million and $3.8 million, respectively, in 2Q20. Adjusted EBITDA was positive $0.3 million in 3Q20.

“We saw strong demand in both our Aerospace & Defense and Broadband businesses, driving a 14% sequential-quarter revenue increase. Top-line growth and ongoing operational improvements resulted in a seven point improvement in gross margin, led by our QMEMS team,” said Jeff Rittichier, Chief Executive Officer of EMCORE. “Looking ahead into our September quarter, the demand picture from our CATV and Aerospace & Defense customers remains strong, which should allow us to stay on the path of improved operational results despite the global impact of the pandemic,” concluded Rittichier.

Consolidated Results

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020	+ increase /
	3Q20	2Q20	- decrease
Revenue	$27.3M	$23.8M	+$3.5M
Gross Margin	34%	27%	+7%
Operating Expenses	$10.4M	$11.4M	-$1.0M
Operating Margin	-4%	-21%	+17%
Net Income (Loss)	($1.3M)	($5.1M)	+$3.8M
Earnings (Loss) Per Share	($0.04)	($0.18)	+$0.14
Non-GAAP Gross Margin (1)	34%	28%	+6%
Non-GAAP Operating Expenses (1)	$10.1M	$10.4M	-0.3M
Non-GAAP Operating Margin (1)	-3%	-16%	+13%
Non-GAAP Net Income (Loss) (1)	($0.7M )	($3.8M)	+$3.1M
Non-GAAP Earnings (Loss) Per Share (1)	($0.03)	($0.13)	+$0.10
Adjusted EBITDA	$0.3M	($2.5M)	+$2.8M
Ending Cash and Cash Equivalents	$29.7M	$22.1M	+$7.6M
Loan Payable	$6.5M	$0.0M	+$6.5M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Aerospace and Defense (A&D) Segment

A&D’s sequential-quarter revenue increase was driven by higher sales of Quartz MEMS, partially offset by decreased Fiber Optic Gyroscopes revenue. A&D’s gross margin increase was driven by improved gross margins for Quartz MEMS and Defense Optoelectronics.

Three Months Ended
	Jun 30, 2020	Mar 31, 2020	+ increase /
	3Q20	2Q20	- decrease
A&D Segment Revenue	$14.0M	$13.0M	+$1.0M
A&D Segment Gross Margin	35%	22%	+13%
A&D Segment R&D Expense	$3.9M	$4.0M	-$0.1M
A&D Segment Profit	$1.0M	($1.1M)	+$2.1M
Non-GAAP A&D Segment Gross Margin (1)	36%	23%	+13%
Non-GAAP A&D Segment R&D Expense (1)	$3.9M	$3.8M	+$0.1M
Non-GAAP A&D Segment Profit	$1.1M	($0.9M)	+$2.0M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Broadband Segment

Broadband’s sequential-quarter revenue increase was primarily driven by higher sales of CATV and Chips. Broadband’s gross margin was essentially flat.

Three Months Ended
	Jun 30, 2020	Mar 31, 2020	+ increase /
	3Q20	2Q20	- decrease
Broadband Segment Revenue	$13.3M	$10.8M	+$2.5M
Broadband Segment Gross Margin	33%	33%	-%
Broadband Segment R&D Expense	$0.9M	$0.6M	+$0.3M
Broadband Segment Profit	$3.5M	$3.0M	+$0.5M
Non-GAAP Broadband Segment Gross Margin (1)	33%	34%	-1%
Non-GAAP Broadband Segment R&D Expense (1)	$0.8M	$0.5M	+$0.3M
Non-GAAP Broadband Segment Profit	$3.6M	$3.2M	+$0.4M
(1) Please refer to the schedules at the end of this press release for complete GAAP to non-GAAP reconciliations and other information related to non-GAAP financial measures

Business Outlook

The Company expects revenue for the fiscal fourth quarter ending September 30, 2020 to be in the range of $29 million to $31 million.

Conference Call

The Company will discuss its financial results on August 6, 2020 at 8:00 a.m. ET (5:00 a.m. PT). The call will be available by dialing 800-437-2398. For international callers, please dial +1 323-289-6576. The conference passcode number is 8731769. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning approximately one hour following the conclusion of the call on the Company's website.

About EMCORE

EMCORE Corporation is a leading provider of advanced mixed-signal products that serve the aerospace & defense and broadband communications markets. Our best-in-class components and systems support a broad array of applications including navigation and inertial sensing, defense optoelectronics, broadband transport, 5G wireless infrastructure, optical sensing, and cloud data centers. We leverage industry-leading Quartz MEMS, Lithium Niobate and Indium Phosphide chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its wafer fabrication facility in Alhambra, CA, and quartz MEMS manufacturing facility in Concord, CA. Our manufacturing facilities maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facility in Concord. For further information about EMCORE, please visit http://www.emcore.com.

Use of Non-GAAP Financial Measures

The Company conforms to U.S. Generally Accepted Accounting Principles (GAAP) in the preparation of its financial statements. We disclose supplemental non-GAAP earnings measures for gross profit margin, operating expenses, operating profit margin, net income, and earnings per share, as well as adjusted EBITDA.

Management believes these supplemental non-GAAP measures reflect the Company’s core ongoing operating performance and facilitates comparisons across reporting periods. The Company uses these measures when evaluating its financial results and for planning and forecasting of future periods. We believe that these supplemental non-GAAP measures are also useful to investors in assessing our operating performance. While we believe in the usefulness of these supplemental non-GAAP measures, there are limitations. Our non-GAAP measures may not be reported by other companies in our industry and/or may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP measures as a supplement to GAAP and by providing the reconciliations to the most comparable GAAP measure.

The schedules at the end of this press release reconcile the Company’s non-GAAP measures to the most directly comparable GAAP measure. The adjustments share one or more of the following characteristics: they are unusual and the Company does not expect them to recur in the ordinary course of its business, they do not involve the expenditure of cash, they are unrelated to the ongoing operation of the business in the ordinary course, or their magnitude and timing is largely outside of the Company’s control. For all reporting periods disclosed, the Company has applied consistent rationale, method, and adjustments in reconciling non-GAAP measures to the most directly comparable GAAP measure.

Non-GAAP measures are not in accordance with or an alternative to GAAP, nor are they meant to be considered in isolation or as a substitute for comparable GAAP measures. Our disclosures of these measures should be read only in conjunction with our financial statements prepared in accordance with GAAP. Non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) risks and uncertainties related to applicable laws and regulations, including the impact of changes to applicable tax laws and tariff regulations; (h) acquisition-related risks, including that (i) the revenues and net operating results obtained from our acquisition of the Systron Donner Inertial ("SDI") business may not meet our expectations, (ii) the costs and cash expenditures for integration of the SDI business operations may be higher than expected, (iii) there could be losses and liabilities arising from the acquisition of SDI that we will not be able to recover from any source, and (iv) we may not realize sufficient scale in our navigation systems product line from the SDI acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; (i) risks related to our ability to obtain capital; (j) risks related to the transition of certain of our manufacturing operations from our Beijing facility to a contract manufacturer’s facility; (k) the outbreak of COVID-19 and the impact on our business and operations, which is evolving and beyond our control; and (l) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION

Condensed Consolidated Statement of Operations

(in thousands, except for per share data)

(unaudited)

	For the three months ended		For the nine months ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenue	$27,266	$17,219	$76,598	$62,965
Cost of revenue	18,048	13,515	53,479	47,644
Gross profit	9,218	3,704	23,119	15,321
Operating expense:
Selling, general, and administrative	5,936	9,288	18,962	23,877
Research and development	4,807	4,629	14,033	13,008
Gain from change in estimate on ARO obligation	—	—	—	(40)
Gain on sale of assets	(312)	—	(2,229)	—
Total operating expense	10,431	13,917	30,766	36,845
Operating loss	(1,213)	(10,213)	(7,647)	(21,524)
Other income:
Interest (expense) income, net	(40)	99	(54)	590
Foreign exchange loss	(20)	(349)	(29)	(31)
Total other (expense) income	(60)	(250)	(83)	559
Loss before income tax expense	(1,273)	(10,463)	(7,730)	(20,965)
Income tax (expense) benefit	(14)	(14)	27	(44)
Net loss	$(1,287)	$(10,477)	$(7,703)	$(21,009)
Foreign exchange translation adjustment	2	9	(5)	36
Comprehensive loss	$(1,285)	$(10,468)	$(7,708)	$(20,973)
Per share data:
Net loss per basic and diluted share	$(0.04)	$(0.37)	$(0.27)	$(0.76)
Weighted-average number of basic and diluted shares outstanding	29,295	28,005	29,052	27,730

EMCORE CORPORATION

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	As of	As of
	June 30,	September 30,
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$29,497	$21,574
Restricted cash	185	403
Accounts receivable, net of allowance of $303 and $148, respectively	19,854	18,497
Contract assets	2,079	1,055
Inventory	24,410	24,051
Prepaid expenses and other current assets	5,440	6,389
Assets held for sale	1,580	—
Total current assets	83,045	71,969
Property, plant, and equipment, net	21,210	37,223
Goodwill	69	69
ROU assets	14,886	—
Other intangible assets, net	211	239
Other non-current assets	217	62
Total assets	$119,638	$109,562
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Borrowings from credit facility	$—	$5,497
PPP liability - current	2,458	—
Accounts payable	13,075	10,701
Accrued expenses and other current liabilities	10,788	14,521
ROU liability - current	1,020	—
Total current liabilities	27,341	30,719
PPP liability - non-current	4,030	—
ROU liability - non-current	13,981	—
Asset retirement obligations	2,014	1,890
Other long-term liabilities	—	207
Total liabilities	47,366	32,816
Commitments and contingencies (Note 13)
Shareholders’ equity:
Common stock, no par value, 50,000 shares authorized; 36,318 shares issued and 29,408 shares outstanding as of June 30, 2020; 35,803 shares issued and 28,893 shares outstanding as of September 30, 2019	743,160	739,926
Treasury stock at cost; 6,910 shares	(47,721)	(47,721)
Accumulated other comprehensive income	945	950
Accumulated deficit	(624,112)	(616,409)
Total shareholders’ equity	72,272	76,746
Total liabilities and shareholders’ equity	$119,638	$109,562

EMCORE CORPORATION

Reconciliations of GAAP to Non-GAAP Financial Measures

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020
	3Q20	2Q20
Gross Profit	$9,218	$6,427
Gross Margin	34%	27%

Adjustments:
Stock-based compensation	166	202
Asset retirement obligation (ARO) accretion	8	8
Amortization of acquired intangibles	9	9
Total adjustments	183	219

Non-GAAP Gross Profit	$9,401	$6,646
Non-GAAP Gross Margin	34%	28%

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020
	3Q20	2Q20
Operating Expenses	$10,431	$11,408
Stock-based compensation	(613)	(843)
Acquisition-related expenses	3	(8)
Severance and restructuring charges	(13)	(389)
CATV transition - severance charges	—	(20)
CATV transition - gain on sale of asset	312	—
Litigation-related expenses & arbitration ruling	(18)	(19)
Gain/loss on sale of assets	—	315
Non-GAAP Operating Expenses	$10,102	$10,444

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020
	3Q20	2Q20
Operating Profit	$(1,213)	$(4,981)
Operating Margin	-4%	-21%

Adjustments:
Stock-based compensation	779	1,045
Asset retirement obligation (ARO) accretion	8	8
Acquisition-related expenses	(3)	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	13	389
CATV transition - severance charges	—	20
CATV transition - gain on sale of asset	(312)	—
Litigation-related expenses & arbitration ruling	18	19
Gain/loss on sale of assets	—	(315)
Total adjustments	512	1,183

Non-GAAP Operating Profit	(701)	(3,798)
Non-GAAP Operating Margin	-3%	-16%

Depreciation	1,029	1,315
Adjusted EBITDA	$328	$(2,483)
Adjusted EBITDA %	1%	-10%

	Three Months Ended
	Jun 30, 2020	Mar 31, 2020
	3Q20	2Q20
Net Income (Loss)	$(1,287)	$(5,081)
Earnings (Loss) Per Share	(0.04)	(0.18)

Adjustments:
Stock-based compensation	779	1,045
Asset retirement obligation (ARO) accretion	8	8
Acquisition-related expenses	(3)	8
Amortization of acquired intangibles	9	9
Severance and restructuring charges	13	389
CATV transition - severance charges	—	20
CATV transition - gain on sale of asset	(312)	—
Litigation-related expenses & arbitration ruling	18	19
Gain/loss on sale of assets	—	(315)
Foreign currency gain/loss	20	156
Income tax expense	14	(55)
Total adjustments	546	1,284

Non-GAAP Net Income (Loss)	(741)	(3,797)
Non-GAAP Earnings (Loss) Per Share	(0.03)	(0.13)

Interest income/expense	40	(1)
Depreciation	1,029	1,315
Adjusted EBITDA	$328	$(2,483)
Adjusted EBITDA %	1%	-10%

	Three Months Ended			Three Months Ended
	Jun 30, 2020	Mar 31, 2020		Jun 30, 2020	Mar 31, 2020
	3Q20	2Q20		3Q20	2Q20
Aerospace and Defense			Broadband
Gross Profit	$4,877	$2,844	Gross Profit	$4,341	$3,583
Gross Margin	35%	22%	Gross Margin	33%	33%

Adjustments:			Adjustments:
Stock-based compensation	114	114	Stock-based compensation	52	88
Asset retirement obligation (ARO) accretion	—	—	Asset retirement obligation (ARO) accretion	8	8
Amortization of acquired intangibles	9	9	Amortization of acquired intangibles	—	—
Total adjustments	123	123	Total adjustments	60	96

Non-GAAP Gross Profit	$5,000	$2,967	Non-GAAP Gross Profit	$4,401	$3,679
Non-GAAP Gross Margin	36%	23%	Non-GAAP Gross Margin	33%	34%

Aerospace and Defense			Broadband
R&D Expenses	$3,925	$3,991	R&D Expenses	$882	$593
Stock-based compensation	(53)	(153)	Stock-based compensation	(72)	(99)
Non-GAAP R&D Expenses	$3,872	$3,838	Non-GAAP R&D Expenses	$810	$494

Contact:

EMCORE Corporation

Tom Minichiello

(626) 293-3400

investor@emcore.com

Sapphire Investor Relations, LLC

Erica Mannion or Michael Funari

(617) 542-6180

investor@emcore.com